APPLIED BLOCKCHAIN

June 6, 2022

Xsquared Holding Limited
Vistra Corporate Services Centre, Wickhams
Cay II, Road Town, Tortola, VG1110, British Virgin Islands

Mr. Xin Xu :

Reference is made to that certain Services Agreement dated March 19, 2021 by and among Applied Blockchain, Inc. (f/k/a Applied Science Products, Inc.) (the "Company"), GMR Limited, Xsquared Holding Limited ("SparkPool") and Valuefinder, relating to, among other things, your provision of services to the Company (the "Agreement"). All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

The Agreement provides that SparkPool provide certain services to the Company during the Term of the Agreement, and that the Company compensate SparkPool therefor with 7,440,148 shares (the "Shares")[1] of the Company's common stock, par value $0.001 per share (the "Common Stock"). The Shares were issued to SparkPool on July 13, 2021.

The Company and SparkPool acknowledge that SparkPool has ceased operations and is no longer in a position to provide services to the Company during the remainder of the Term. Accordingly, concurrently with this entering into this side letter to the Agreement (this "Letter"), SparkPool hereby forfeits 4,965,432 Shares (the "Forfeited Shares") and authorizes the return of the Forfeited Shares to the Company for cancellation, and that all rights and interests of SparkPool in the Forfeited Shares shall immediately cease and be of no further force or effect.

This Letter may be executed in any number of counterparts and by different parties in separate counterparts (including by facsimile or .pdf signature, or signatures made and/or transmitted using electronic signature technology via DocuSign or similar electronic signature technology), each of which, when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same Letter.

[*signature page to follow*]

[1] Such number of shares reflects a 1-for-6 reverse split of the Common Stock effected on April 12, 2022. The original number of Shares issued was 44,640,889.

3811 Turtle Creek Blvd
Suite 2100
Dallas, TX 75219
214.427.1704

APPLIED BLOCKCHAIN

Very truly yours,

APPLIED BLOCKCHAIN, INC.

By: [signature]
Name: Wesley Cummins
Title: Chief Executive Officer

Acknowledged and agreed:

XSQUARED HOLDING LIMITED

For and on behalf of
Xsquared Holding Limited

By: [signature]
Authorised Signature(s)
Name: Xin Xu
Title: Director

3811 Turtle Creek Blvd
Suite 2100
Dallas, TX 75219
214.427.1704